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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 21, 2003

SILICON GRAPHICS INC.
(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-10441 (Commission File Number)	94-2789662 (IRS Employer Identification No.)
1600 Amphitheatre Parkway Mountain View, CA 94043-1351 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (650) 960-1980

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

        In April 2003 we renewed at maturity our asset-based credit facility with Foothill Capital Corporation. The amendment is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K.

Item 9. Regulation FD Disclosure

        On April 21, 2003, the Registrant announced its financial results for the quarter ended March 28, 2003. A copy of the press release announcing these financial results is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K. The information herein furnished pursuant to Item 9 and Item 12 of Form 8-K is not intended to be incorporated by reference into future filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless expressly incorporated by reference in such filings.

Item 7. Exhibits

  (c)

  99.1
  Earnings Press Release dated April 21, 2003

  99.2
  Amendment Number One to Amended and Restated Loan and Security Agreement dated April 11, 2003 between Foothill Capital Corporation and Silicon Graphics, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2003	By:	/s/ Sandra M. Escher

Sandra M. Escher Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DOCUMENT DESCRIPTION
99.1	Earnings Press Release dated April 21, 2003
99.2	Amendment Number One to Amended and Restated Loan and Security Agreement dated April 11, 2003 between Foothill Capital Corporation and Silicon Graphics, Inc.

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  Item 5. Other Events and Required FD Disclosure
  Item 9. Regulation FD Disclosure
  Item 7. Exhibits
SIGNATURE
EXHIBIT INDEX